STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	29
Beginning Date of Accrual Period	22-Sep-03
End Date of Accrual Period	19-Oct-03
Distribution Date	20-Oct-03
Previous Distribution Date	22-Sep-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	17,070,918.93
Principal Collections	14,943,459.66
Collections of Interest (net of Servicing Fee and principal recoveries)	1,987,712.18
Servicing Fee	126,922.35
Principal recovery	12,824.74
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	17,070,918.93
Interest Paid to Certificates	193,900.92
Principal Paid to Certificates	15,417,699.66
Equity Certificate	1,332,396.00
Servicing Fee	126,922.35

Balance Reconciliation

Begin Principal Balance	304,613,630.20
Principal Collections (including repurchases)	14,943,459.66
Charge off Amount	474,240.00
End Principal Balance	289,195,930.54

Collateral Performance
Cash Yield (% of beginning balance)	8.33%
Charge off Rate (net of principal recoveries; % of beginning balance)	1.82%
Net Yield	6.51%

Delinquent Loans
30-59 days principal balance of loan	14,150,668.24
30-59 days number of loans	167
60-89 days principal balance of loan	4,314,221.69
60-89 days number of loans	53
90+ days principal balance of loan	16,942,692.66
90+ days number of loans	195

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	3,924
Number of HEL outstanding (EOP)	3,779
Book value of real estate acquired through foreclosure/grant of deed	4,839,034.55
Number of Loans that went into REO	7
Principal Balance of Loans that went into REO	840,612.43

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	1,332,396.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	21.93%

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1 mo Libor plus 29bps)	1.41000%
Class A Pass-Through Rate	1.41000%
Class M Formula Rate (1 mo Libor plus 55bps)	1.67000%
Class M Pass-Through Rate	1.67000%
Available Funds Cap	10.46650%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	21.775080
2. Principal Distribution per $1,000	21.511030
3. Interest Distribution per $1,000	0.264050

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.41000%
2. Days in Accrual Period	28

3. Class A Interest Due	164,020.02
4. Class A Interest Paid	164,020.02

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	149,562,327.05
2. Class A Principal Due	13,362,006.37
3. Class A Principal Paid	13,362,006.37
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	136,200,320.68

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.2192642
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.4709621

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	21.824761
2. Principal Distribution per $1,000	21.512069
3. Interest Distribution per $1,000	0.312693

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.67000%
2. Days in Accrual Period	28

3. Class M Interest Due	29,880.90
4. Class M Interest Paid	29,880.90

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	23,004,973.42
2. Class M Principal Due	2,055,693.29
3. Class M Principal Paid	2,055,693.29
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	20,949,280.13

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.2192265
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0724397